UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020
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Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	TRWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Twin River Worldwide Holdings, Inc. (the "Company") is a party to a $250 million revolving credit facility, dated May 10, 2019 and maturing on May 10, 2024 with Citizens Bank, N.A., as administrative agent (the "Agent"), and the lenders party thereto (the "Revolving Credit Facility"). As of March 15, 2020, the Company had no outstanding borrowings under the Revolving Credit Facility.

On March 16, 2020, the Company borrowed under the Revolving Credit Facility the full amount of $250 million to increase its cash position and liquidity to facilitate financial flexibility in light of current uncertainty in the global markets and the Company’s business resulting from the COVID-19 virus. The borrowings under the Revolving Credit Facility are being held as cash on the Company's balance sheet. Pursuant to the Revolving Credit Facility, the Company may utilize these funds for working capital, general corporate and other purposes as permitted under the terms of the Revolving Credit Facility. The Company believes that it had sufficient liquidity prior to taking this action to meet its obligations, including those under its term loan facility (the “Term Loan Facility”) and outstanding 6.75% senior notes due 2028 (the “Senior Notes”). The Term Loan Facility matures on May 10, 2026.

Item 7.01 Other Events.

On March 20, 2020, the Company issued a press release announcing its response to COVID-19 including information about casino closures, liquidity, employee and community matters and facility preparations. The press release is furnished herewith as Exhibit 99.1.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
99.1	Press Release of Twin River Worldwide Holdings, Inc. dated March 20, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: March 20, 2020